UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2021
____________________________
CUMULUS MEDIA INC.
(Exact name of registrant as specified in its charter)
____________________________

Delaware		001-38108	82-5134717
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2200	Atlanta	GA	30305
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code		(404)	949-0700

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock $0.0000001 per share	CMLS	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 7.01 Regulation FD Disclosure.

On September 20, 2021, Cumulus Media Inc. (the “Company”) announced that it is scheduled to present at the Deutsche Bank 29th Annual Leveraged Finance Conference on October 6, 2021 at 8:00 a.m. Eastern Time, and will host one on one meetings at the conference with certain investors and analysts on October 5-6, 2021. A copy of the Company’s press release announcing the Company’s participation at the conference is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

During the conference, the Company will refer to an investor presentation, a copy of which is furnished as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 of this current report on Form 8-K and in the accompanying exhibits 99.1 and 99.2 incorporated by reference herein shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. This information, including the exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Number	Exhibit
99.1	Press release, dated September 20, 2021
99.2	Investor Presentation
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

		By:	/s/ Francisco J. Lopez-Balboa
Name: Francisco J. Lopez-Balboa
Title: Executive Vice President, Chief Financial Officer
Date:	September 20, 2021